Retirement Reserves Money Fund of Retirement Series Trust

SUMMARY PROSPECTUS  |  AUGUST 30, 2010

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Class	Ticker Symbol
Class I Shares	MRRXX

Class II Shares	MBIXX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus (including amendments and supplements) and other information about the Fund, including the Fund's statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 626-1960 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund's prospectus and statement of additional information, both dated August 30, 2010, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Summary Prospectus

Investment Objective

The investment objective of Retirement Reserves Money Fund (the "Fund"), a series of Retirement Series Trust (the "Trust"), is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares
Management Fee	0.42%	0.42%
Distribution and/or Service (12b-1) Fees[1]	None	0.20%
Other Expenses[2,3]	0.12%	0.15%
Total Annual Fund Operating Expenses[3]	0.54%	0.77%
Fee Waivers and/or Expense Reimbursements[1]	—%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.54%	0.57%

1  The Fund's distributor has contractually agreed to waive the 0.20% distribution fee for Class II Shares until September 1, 2011. The waiver renews automatically for annual periods after September 1, 2011 unless the distributor notifies the Fund at least 30 days prior to the end of the annual period of its intention not to renew the waiver.

2  Other Expenses have been restated to reflect current fees.

3  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% total return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$55	$173	$302	$677
Class II Shares	$58	$226	$408	$935

Principal Investment Strategies of the Fund

The Fund tries to achieve its objective by investing in a diversified portfolio of short-term securities. These securities consist primarily of direct U.S. Government obligations, U.S. Government agency securities, securities issued by U.S. Government sponsored enterprises, obligations of domestic and foreign banks, U.S. dollar denominated commercial paper, repurchase agreements, variable and floating rate obligations, municipal variable rate demand obligations and other short-term debt securities issued by U.S. and foreign entities, including asset-backed securities.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of the different securities in which it may invest as well as future interest rates. The Fund's dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.

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Principal Risk of Investing in the Fund

The Fund cannot guarantee that it will achieve its objective.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

Asset-Backed Securities Risks — Asset-backed securities represent interests in "pools" of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Foreign Securities Risk — Investing in foreign securities involves some additional risks that can increase the chances that the Fund will lose money. These risks include the possibly higher costs of foreign investing, the possibility of adverse political, economic or other developments, and the often smaller size of foreign markets, which may make it difficult for the Fund to buy and sell securities in those markets. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Income Risk — Income risk is the risk that the Fund's yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable and Floating Rate Instruments Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Variable Rate Demand Obligations Risk — Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

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Performance Information

The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund's investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. Updated information on the Fund's results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns.

Class I Shares
ANNUAL TOTAL RETURNS
Retirement Reserves Money Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.56% (quarter ended September 30, 2000) and the lowest return for a quarter was 0.01% (quarter ended September 30, 2009). The year-to-date return as of June 30, 2010 was 0.00%.

As of 12/31/09 Average Annual Total Returns	1 Year	5 Years	10 Years
Retirement Reserves Money Fund — Class I	0.32%	3.05%	2.84%
Retirement Reserves Money Fund — Class II	0.30%	3.03%	2.73%

To obtain the Fund's current 7-day yield, call (800) 626-1960.

Investment Manager

The Fund's manager is BlackRock Advisors, LLC ("BlackRock"). The Fund's sub-adviser is BlackRock Institutional Management Corporation. Where applicable, "BlackRock" refers also to the Fund's sub-adviser.

Purchase and Sale of Fund Shares

Fund shares are offered only to (i) participants in a traditional Individual Retirement Account ("IRA"), Individual Retirement Rollover Account ("IRRA"), Roth IRA, Coverdell education savings account, or Simplified Employee Pension ("SEP") and Simplified Retirement Account ("SRA") plans, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as an approved non-bank custodian ("Custodial Plans"), (ii) participants in Merrill Lynch Basic plans and Retirement Selector Accounts, (iii) participants in certain retirement plans for which Merrill Lynch acts as custodian whose accounts are enrolled in certain advisory services, (iv) participants in certain other pension, profit-sharing, annuity and other qualified plans and (v) participants in "qualified tuition programs" as defined under Section 529 of the Internal Revenue Code of 1986, as amended (collectively, the "Plans" and individually, a "Plan").

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The Fund offers two share classes (Class I and Class II). Class I is now closed to new investors, but Class I Shares may be available for investment by (1) any Custodial Plan with an active custodial retirement account as of September 30, 1998 or (2) any pension, profit sharing, annuity or qualified plan other than a Custodial Plan. Class II is available for new and existing investors of any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I Shares as described above. There is no minimum initial investment or minimum additional investment for Fund shares. To purchase or sell shares you should contact your financial intermediary or financial professional.

Tax Information

Dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund's distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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The Fund's prospectus and statement of additional information, both dated August 30, 2010, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-03310
© BlackRock Advisors, LLC

SPRO-RR-0810